UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 15, 2010
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On July 15, 2010, Ohio Valley Banc Corp. (the “Company”), issued a press release announcing financial results for its second quarter and year-to-date periods ending June 30, 2010.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibits – The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Ohio Valley Banc Corp. on July 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	July 15, 2010	By:	/s/ Jeffrey E. Smith
Jeffrey E. Smith Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Ohio Valley Banc Corp. on July 15, 2010.